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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2005

MAGNA ENTERTAINMENT CORP
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30578	98-0208374
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
337 Magna Drive, Aurora, Ontario, Canada		L4G 7K1
(Address of Principal Executive Offices)		(Zip Code)

(905) 726-2462
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        In a Form 8-K dated November 3, 2005, the registrant reported that Palm Meadows Estates, LLC, a wholly-owned subsidiary of the registrant, entered into an agreement under which it will sell approximately 157 acres of its excess real estate located in Palm Beach County, Florida to Toll Bros., Inc., a Pennsylvania real estate development company.

        The current report is hereby amended by incorporating a copy of the Agreement of Sale, which is attached as Exhibit 10.1 hereto.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits
Exhibit 10.1	Agreement of Sale between Palm Meadows Estates, LLC and Toll Bros., Inc. made the 3rd day of November, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
Date: November 11, 2005
	By:	/s/ BLAKE TOHANA Blake Tohana Executive Vice-President and Chief Financial Officer

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SIGNATURE